UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 1, 2020
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Explanatory Note

On April 2, 2020, OpGen, Inc. (“OpGen”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its business combination (the “Transaction”) with Curetis N.V., a public company with limited liability under the laws of the Netherlands (“Seller”), as contemplated by the Implementation Agreement, dated as of September 4, 2019 (the “Implementation Agreement”), by and among OpGen, Seller, and Crystal GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany and wholly owned subsidiary of OpGen. Pursuant to the Implementation Agreement, OpGen acquired all of the shares of Curetis GmbH, a private limited liability company organized under the laws of the Federal Republic of Germany (“Curetis GmbH”) and certain other assets and liabilities of Seller (together, the “Curetis Business”), as further described in the Initial Form 8-K. OpGen is filing this Current Report on Form 8-K/A to amend the Initial Form 8-K to include the historical financial statements of the Curetis Business and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The consolidated financial statements and financial statement schedules of the Curetis Business as of December 31, 2019 and 2018 and for each of the years in the two-year period ended December 31, 2019 and the notes related thereto, are attached hereto as Exhibit 99.1 and are incorporated by reference herein. The consent of PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft, the Curetis Business’ independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of OpGen, giving effect to the acquisition of Curetis, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statements of earnings for the year ended December 31, 2019 and for the three months ended March 31, 2020 and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document
23.1	Consent of PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft
99.1	Curetis Business Audited Historical Consolidated Financial Statements and Related Notes
99.2	OpGen, Inc. Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 15, 2020	OpGen, Inc.

	By:	/s/ Timothy C. Dec
Name: Timothy C. Dec
Title: Chief Financial Officer